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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report:  March 5, 1998
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                             INFINIUM SOFTWARE, INC.
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             (Exact name of registrant as specified in its charter)



Massachusetts                       0-27030                 04-2734036
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(State or other jurisdiction        (Commission             (IRS Employer
 of incorporation)                  File Number)            Identification No.)



25 Communications Way, Hyannis, Massachusetts               02601
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(Address of principal executive offices)                    (ZIP Code)



Registrant's telephone number, including area code:  (508) 778-2000
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ITEM 5.   OTHER EVENTS

          On February 9, 1998, Infinium Software, Inc. announced the adoption of a stock repurchase program as described in the press release in the form attached hereto as Exhibit 99.1, which press release is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

    (c)   EXHIBITS

        EXHIBIT NUMBER


          99.1  Press Release of Infinium Software, Inc. dated February 9, 1998.






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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INFINIUM SOFTWARE, INC.
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                                                  Registrant



DATED:  March 5, 1998                      By: /s/ DANIEL J. KOSSMANN
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                                               Daniel J. Kossmann
                                               Vice President and
                                               Chief Financial Officer